Summary Prospectus – April 27, 2020, as amended October 30, 2020
JNL/Goldman Sachs Total Yield Fund
(formerly, JNL/S&P Total Yield Fund)
Class A
Class I
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders, online at http://connect.rightprospectus.com/Jackson. You can also get this information at no cost by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com.  The current Prospectus and SAI, both dated April 27, 2020, as amended, are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Jackson. Instead, the reports will be made available on Jackson’s website (www.jackson.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Jackson electronically by doing one of the following:
•	Mailing in the postage-paid card on the cover of this report;
•	Calling 1-866-349-4564; or
•	Signing up on www.jackson.com
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. You can inform Jackson that you wish to continue receiving paper copies of your shareholder reports by contacting the appropriate Jackson Service Center. Your election to receive reports in paper will apply to all Funds held in each variable contract you purchased from Jackson.

Investment Objective.  The investment objective of the Fund is capital appreciation.
Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.26%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.11%
Total Annual Fund Operating Expenses	0.67%
[1]	"Other Expenses" include an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.26%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.11%
Total Annual Fund Operating Expenses	0.37%
[1]	"Other Expenses" include an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
JNL/Goldman Sachs Total Yield Fund Class A
1 year	3 years	5 years	10 years
$68	$214	$373	$835

JNL/Goldman Sachs Total Yield Fund Class I
1 year	3 years	5 years	10 years
$38	$119	$208	$468

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.
Period
1/1/2019 - 12/31/2019	83%

Portfolio turnover for the period of January 1, 2019 to June 30, 2019 is from the prior sub-adviser, Standard & Poor's Investment Advisory Services LLC.
Principal Investment Strategies. The Fund seeks to achieve its objective by investing in the stock of anywhere from 30 to 90 distinct companies (generally ranging from 40 to 65 distinct companies) included in the S&P 500® Index that generate positive cash flow and have a strong track record, as determined by Goldman Sachs Asset Management, L.P. (“GSAM”) of returning cash to investors, such as through dividends, share repurchases or debt retirement.
GSAM excludes companies in the Banks and Utilities subsectors. GSAM incorporates positive profits measures and S&P Quality Rankings in its selection process. GSAM will choose only one share class of a company to be represented in the Fund if the stock selection model selects multiple share classes of the same company.
The Fund is comprised of three distinct sub-portfolios, each of which selects 30 company names and rebalances on a separate date.  The 30 names included in a sub-portfolio could overlap with some or all of the names in any of the other sub-portfolios.  The sub-portfolios separately are selected and rebalance on or about the first business day of March, September or December of each year.  Additionally, on or about the first business day of December of each year, the Fund rebalances the size of the three separate sub-portfolios to ensure equal weighting of the sub-portfolios.  GSAM and Mellon Investments Corporation (collectively, “Sub-Advisers”) generally use a buy and hold strategy, executing trades only on or around each stock selection date, when cash flow activity occurs in the Fund and for dividend reinvestment purposes.
S&P Quality Rankings
Growth and stability of earnings and dividends are deemed key elements in establishing earnings and dividend rankings for common stocks.  This process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings. The final score for each stock is measured against a scoring matrix determined by an internal analysis of the scores of a large and representative sample of stocks.  The range of scores in the array of this sample has been aligned with the following ladder of rankings:
A+	Highest	B-	Lower
A	High	C	Lowest
A-	Above Average	D	In Reorganization
B+	Average	NR	Not Ranked
B	Below Average

Certain provisions of the Investment Company Act of 1940, as amended (“1940 Act”), and other U.S. “Federal Securities Laws” may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations.  The 1940 Act and other Federal Securities Laws may also limit or prohibit the Funds from making certain investments.
The Fund may lend its securities to increase its income.
The Fund may invest in a combination of exchange-traded funds ("ETFs") to assist with fund rebalances and to meet redemption or purchase requests.
The Fund may invest in financial futures, a type of derivative, to obtain market exposure consistent with the Fund's objective and strategies, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Fund's objective.
Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:
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Accounting risk – The Fund bases investment selections, in part, on information drawn from the financial statements of issuers. Financial statements may not be accurate, may reflect differing approaches with respect to auditing and reporting standards and may affect the ability of the Fund’s investment manager to identify appropriate investment opportunities.

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Company risk – Investments in U.S. and/or foreign-traded equity securities may fluctuate more than the values of other types of securities in response to changes in a particular company’s financial condition.

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Equity securities risk – Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities.  The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

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Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, public health issues, war, terrorism or natural disasters, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

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Model risk – The Fund bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the Fund achieve its investment objectives, which may cause the Fund to underperform its benchmark or other funds with a similar investment objective.

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Stock risk – Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.  The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s stock.

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Concentration risk – The Fund may concentrate its investments in certain securities.  To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments in the area of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

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Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. For example, this may be due to changes in the regulatory or competitive environment or changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.  In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the investment manager’s choice of securities within such sector.

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Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. Value stocks may not increase in price if other investors fail to recognize the company's value or the factors that are expected to increase the price of the security do not occur. Over market cycles, different investment styles may sometimes outperform other investment styles (for example, growth investing may outperform value investing).

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Large-capitalization investing risk – Large-capitalization stocks as a group could fall out of favor with the market, which may cause the Fund to underperform funds that focus on other types of stocks.

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Limited management, trading cost and rebalance risk – Investing primarily according to specific, mechanical criteria applied on a specific date each year may prevent a Fund from responding to market fluctuations or changes in the financial condition or business prospects of the selected companies during the year.

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Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Sub-Adviser's investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

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Portfolio turnover risk – Frequent changes in the securities held by a Fund, including investments made on a shorter-term basis or in derivative instruments or in instruments with a maturity of one year or less at the time of acquisition, may increase transaction costs, which may reduce performance.

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Financial services risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

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Regulatory investment limits risk – The U.S. “Federal Securities Laws” may limit the amount a Fund may invest in certain securities.  These limits may be Fund specific or they may apply to the investment manager.  As a result of these regulatory limitations under the Federal Securities Laws, and the asset management and financial industry business activities of the investment manager and its affiliates, the investment manager and the Funds may be prohibited from or limited in effecting transactions in certain securities.  The investment manager and the Fund may encounter trading limitations or restrictions because of aggregation issues or other regulatory requirements.  The Federal Securities Laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales.  These regulatory investment limits may increase the Fund's expenses and may limit the Fund's performance.

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Securities lending risk – Securities lending involves the risk of loss or delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails to return the security loaned or becomes insolvent.

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Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.  Certain derivatives transactions may subject the Fund to counterparty risk.

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Exchange-traded funds investing risk – An investment in an ETF generally presents the following risks:  (i) the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies; (ii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a discount to its net asset value; (v) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vi) the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed. When the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the ETF’s fees and expenses as well as their share of the Fund’s fees and expenses.

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Forward and futures contract risk – The successful use of forward and futures contracts draws upon the Sub-Adviser’s skill and experience with respect to such instruments and are subject to special risks including, but not limited to: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty, clearing member or clearinghouse will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

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Passive investment risk – The Fund is not actively managed. Unlike with an actively managed fund, the Fund does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than actively managed funds that realign their portfolios more frequently based on the real-time market trends.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund. Performance prior to July 1, 2019 reflects the Fund's results when managed by the former sub-adviser, Standard & Poor's Investment Advisory Services LLC. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.
Consistent with the Fund's principal investment strategies, the Fund uses the S&P 500 Value Index as the Fund's secondary benchmark.
Annual Total Returns as of December 31
Class A
Best Quarter (ended 3/31/2013): 16.99%; Worst Quarter (ended 9/30/2011): -20.65%
Annual Total Returns as of December 31
Class I
Best Quarter (ended 3/31/2013): 17.02%; Worst Quarter (ended 9/30/2011): -20.59%
Average Annual Total Returns as of 12/31/2019
	1 year	5 year	10 year
JNL/Goldman Sachs Total Yield Fund (Class A)	22.09%	4.59%	10.81%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%
S&P 500 Value Index (reflects no deduction for fees, expenses, or taxes)	31.95%	9.52%	12.16%

Average Annual Total Returns as of 12/31/2019
	1 year	5 year	10 year
JNL/Goldman Sachs Total Yield Fund (Class I)	22.40%	4.85%	11.05%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%
S&P 500 Value Index (reflects no deduction for fees, expenses, or taxes)	31.95%	9.52%	12.16%

Portfolio Management.
Investment Adviser to the Fund:
Jackson National Asset Management, LLC (“JNAM”)
Sub-Advisers:
Goldman Sachs Asset Management, L.P. (“GSAM”)
Mellon Investments Corporation ("Mellon")
Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Marcus Ng, CFA	July 2019	Vice President, GSAM
Nicholas Chan, CFA	July 2019	Managing Director, GSAM
Thomas J. Durante, CFA	2010	Managing Director, Co-Head of Equity Index – Portfolio Management, Mellon
Marlene Walker Smith	October 2020	Director, Co-Head of Equity Index - Portfolio Management, Mellon
David France, CFA	October 2020	Vice President and Senior Portfolio Manager, Mellon
Todd Frysinger, CFA	October 2020	Vice President and Senior Portfolio Manager, Mellon
Vlasta Sheremeta, CFA	October 2020	Vice President and Senior Portfolio Manager, Mellon
Michael Stoll	October 2020	Vice President and Senior Portfolio Manager, Mellon

Purchase and Redemption of Fund Shares
Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.
This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.
Tax Information
The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders, which generally are the participating insurance companies investing in the Fund through separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy, or plan.
Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.